                                                                  EXHIBIT NO. 24


                               POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS that the undersigned in his or her capacity as an officer or director of Chemical Banking Corporation, a Delaware corporation (the "Corporation"), hereby constitutes and appoints WALTER V. SHIPLEY, EDWARD D. MILLER, WILLIAM B. HARRISON JR., PETER J. TOBIN, DINA DUBLON AND JOHN B. WYNNE, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with the power to act with or without the others and with full power of substitution and resubstitution, for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder in connection with the registration under the Act of equity securities of the Corporation pursuant to resolutions adopted by the Board of Directors of the Corporation on August 27, 1995, authorizing the preparation and filing of Registration Statements, on Form S-4 and/or such other Form or Forms as shall be appropriate, for the registration under the Act of equity securities of the Corporation issuable pursuant to the Agreement and Plan of Merger, dated as of August 27, 1995, between the Corporation and The Chase Manhattan Corporation, a Delaware Corporation, as the same may be amended, including without limiting the generality of the foregoing, power and authority to sign each or any such registration statement, including without limitation, the prospectuses and prospectus supplements contained therein, and any and all amendments, including post-effective amendments, and exhibits thereto (collectively, the "Registration Statement") to be filed with the Commission, and to sign any and all instruments or documents to be filed as a part of or in connection with said Registration Statement, whether such instruments or documents are filed before or after the effective date of such Registration Statement, to file such Registration Statement so signed, together with any and all instruments or documents to be filed as a part of or in connection with such Registration Statement, with the Commission, to appear before the Commission in connection with any matter relating to such Registration Statement; and to do any and all acts and all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Act and the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Commission thereunder, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of each undersigned director or officer in such capacity, to any application, report, instrument, certificate, form or other documents, and any and all supplements and amendments thereto, to be filed on behalf of said Corporation with the Commission, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done as he or she might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 17th day of October 1995.


                                                   /s/ Frank A. Bennack, Jr.
                                                   -------------------------
                                                   Frank A. Bennack, Jr.
                                                   Director

                               POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS that the undersigned in his or her capacity as an officer or director of Chemical Banking Corporation, a Delaware corporation (the "Corporation"), hereby constitutes and appoints WALTER V. SHIPLEY, EDWARD D. MILLER, WILLIAM B. HARRISON JR., PETER J. TOBIN, DINA DUBLON AND JOHN B. WYNNE, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with the power to act with or without the others and with full power of substitution and resubstitution, for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder in connection with the registration under the Act of equity securities of the Corporation pursuant to resolutions adopted by the Board of Directors of the Corporation on August 27, 1995, authorizing the preparation and filing of Registration Statements, on Form S-4 and/or such other Form or Forms as shall be appropriate, for the registration under the Act of equity securities of the Corporation issuable pursuant to the Agreement and Plan of Merger, dated as of August 27, 1995, between the Corporation and The Chase Manhattan Corporation, a Delaware Corporation, as the same may be amended, including without limiting the generality of the foregoing, power and authority to sign each or any such registration statement, including without limitation, the prospectuses and prospectus supplements contained therein, and any and all amendments, including post-effective amendments, and exhibits thereto (collectively, the "Registration Statement") to be filed with the Commission, and to sign any and all instruments or documents to be filed as a part of or in connection with said Registration Statement, whether such instruments or documents are filed before or after the effective date of such Registration Statement, to file such Registration Statement so signed, together with any and all instruments or documents to be filed as a part of or in connection with such Registration Statement, with the Commission, to appear before the Commission in connection with any matter relating to such Registration Statement; and to do any and all acts and all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Act and the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Commission thereunder, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of each undersigned director or officer in such capacity, to any application, report, instrument, certificate, form or other documents, and any and all supplements and amendments thereto, to be filed on behalf of said Corporation with the Commission, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done as he or she might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 17th day of October 1995.


                                                   /s/ Michel C. Bergerac
                                                   ------------------------
                                                   Michel C. Bergerac
                                                   Director

                               POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS that the undersigned in his or her capacity as an officer or director of Chemical Banking Corporation, a Delaware corporation (the "Corporation"), hereby constitutes and appoints WALTER V. SHIPLEY, EDWARD D. MILLER, WILLIAM B. HARRISON JR., PETER J. TOBIN, DINA DUBLON AND JOHN B. WYNNE, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with the power to act with or without the others and with full power of substitution and resubstitution, for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder in connection with the registration under the Act of equity securities of the Corporation pursuant to resolutions adopted by the Board of Directors of the Corporation on August 27, 1995, authorizing the preparation and filing of Registration Statements, on Form S-4 and/or such other Form or Forms as shall be appropriate, for the registration under the Act of equity securities of the Corporation issuable pursuant to the Agreement and Plan of Merger, dated as of August 27, 1995, between the Corporation and The Chase Manhattan Corporation, a Delaware Corporation, as the same may be amended, including without limiting the generality of the foregoing, power and authority to sign each or any such registration statement, including without limitation, the prospectuses and prospectus supplements contained therein, and any and all amendments, including post-effective amendments, and exhibits thereto (collectively, the "Registration Statement") to be filed with the Commission, and to sign any and all instruments or documents to be filed as a part of or in connection with said Registration Statement, whether such instruments or documents are filed before or after the effective date of such Registration Statement, to file such Registration Statement so signed, together with any and all instruments or documents to be filed as a part of or in connection with such Registration Statement, with the Commission, to appear before the Commission in connection with any matter relating to such Registration Statement; and to do any and all acts and all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Act and the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Commission thereunder, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of each undersigned director or officer in such capacity, to any application, report, instrument, certificate, form or other documents, and any and all supplements and amendments thereto, to be filed on behalf of said Corporation with the Commission, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done as he or she might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 17th day of October 1995.


                                                   /s/ Randolph W. Bromery
                                                   ------------------------
                                                   Randolph W. Bromery
                                                   Director

                               POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS that the undersigned in his or her capacity as an officer or director of Chemical Banking Corporation, a Delaware corporation (the "Corporation"), hereby constitutes and appoints WALTER V. SHIPLEY, EDWARD D. MILLER, WILLIAM B. HARRISON JR., PETER J. TOBIN, DINA DUBLON AND JOHN B. WYNNE, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with the power to act with or without the others and with full power of substitution and resubstitution, for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder in connection with the registration under the Act of equity securities of the Corporation pursuant to resolutions adopted by the Board of Directors of the Corporation on August 27, 1995, authorizing the preparation and filing of Registration Statements, on Form S-4 and/or such other Form or Forms as shall be appropriate, for the registration under the Act of equity securities of the Corporation issuable pursuant to the Agreement and Plan of Merger, dated as of August 27, 1995, between the Corporation and The Chase Manhattan Corporation, a Delaware Corporation, as the same may be amended, including without limiting the generality of the foregoing, power and authority to sign each or any such registration statement, including without limitation, the prospectuses and prospectus supplements contained therein, and any and all amendments, including post-effective amendments, and exhibits thereto (collectively, the "Registration Statement") to be filed with the Commission, and to sign any and all instruments or documents to be filed as a part of or in connection with said Registration Statement, whether such instruments or documents are filed before or after the effective date of such Registration Statement, to file such Registration Statement so signed, together with any and all instruments or documents to be filed as a part of or in connection with such Registration Statement, with the Commission, to appear before the Commission in connection with any matter relating to such Registration Statement; and to do any and all acts and all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Act and the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Commission thereunder, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of each undersigned director or officer in such capacity, to any application, report, instrument, certificate, form or other documents, and any and all supplements and amendments thereto, to be filed on behalf of said Corporation with the Commission, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done as he or she might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 17th day of October 1995.


                                                   /s/ Charles W. Duncan, Jr.
                                                   --------------------------
                                                   Charles W. Duncan, Jr.
                                                   Director

                               POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS that the undersigned in his or her capacity as an officer or director of Chemical Banking Corporation, a Delaware corporation (the "Corporation"), hereby constitutes and appoints WALTER V. SHIPLEY, EDWARD D. MILLER, WILLIAM B. HARRISON JR., PETER J. TOBIN, DINA DUBLON AND JOHN B. WYNNE, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with the power to act with or without the others and with full power of substitution and resubstitution, for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder in connection with the registration under the Act of equity securities of the Corporation pursuant to resolutions adopted by the Board of Directors of the Corporation on August 27, 1995, authorizing the preparation and filing of Registration Statements, on Form S-4 and/or such other Form or Forms as shall be appropriate, for the registration under the Act of equity securities of the Corporation issuable pursuant to the Agreement and Plan of Merger, dated as of August 27, 1995, between the Corporation and The Chase Manhattan Corporation, a Delaware Corporation, as the same may be amended, including without limiting the generality of the foregoing, power and authority to sign each or any such registration statement, including without limitation, the prospectuses and prospectus supplements contained therein, and any and all amendments, including post-effective amendments, and exhibits thereto (collectively, the "Registration Statement") to be filed with the Commission, and to sign any and all instruments or documents to be filed as a part of or in connection with said Registration Statement, whether such instruments or documents are filed before or after the effective date of such Registration Statement, to file such Registration Statement so signed, together with any and all instruments or documents to be filed as a part of or in connection with such Registration Statement, with the Commission, to appear before the Commission in connection with any matter relating to such Registration Statement; and to do any and all acts and all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Act and the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Commission thereunder, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of each undersigned director or officer in such capacity, to any application, report, instrument, certificate, form or other documents, and any and all supplements and amendments thereto, to be filed on behalf of said Corporation with the Commission, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done as he or she might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 17th day of October 1995.


                                                   /s/ Melvin R. Goodes
                                                   ------------------------
                                                   Melvin R. Goodes
                                                   Director

                               POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS that the undersigned in his or her capacity as an officer or director of Chemical Banking Corporation, a Delaware corporation (the "Corporation"), hereby constitutes and appoints WALTER V. SHIPLEY, EDWARD D. MILLER, WILLIAM B. HARRISON JR., PETER J. TOBIN, DINA DUBLON AND JOHN B. WYNNE, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with the power to act with or without the others and with full power of substitution and resubstitution, for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder in connection with the registration under the Act of equity securities of the Corporation pursuant to resolutions adopted by the Board of Directors of the Corporation on August 27, 1995, authorizing the preparation and filing of Registration Statements, on Form S-4 and/or such other Form or Forms as shall be appropriate, for the registration under the Act of equity securities of the Corporation issuable pursuant to the Agreement and Plan of Merger, dated as of August 27, 1995, between the Corporation and The Chase Manhattan Corporation, a Delaware Corporation, as the same may be amended, including without limiting the generality of the foregoing, power and authority to sign each or any such registration statement, including without limitation, the prospectuses and prospectus supplements contained therein, and any and all amendments, including post-effective amendments, and exhibits thereto (collectively, the "Registration Statement") to be filed with the Commission, and to sign any and all instruments or documents to be filed as a part of or in connection with said Registration Statement, whether such instruments or documents are filed before or after the effective date of such Registration Statement, to file such Registration Statement so signed, together with any and all instruments or documents to be filed as a part of or in connection with such Registration Statement, with the Commission, to appear before the Commission in connection with any matter relating to such Registration Statement; and to do any and all acts and all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Act and the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Commission thereunder, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of each undersigned director or officer in such capacity, to any application, report, instrument, certificate, form or other documents, and any and all supplements and amendments thereto, to be filed on behalf of said Corporation with the Commission, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done as he or she might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 17th day of October 1995.


                                                   /s/ George V. Grune
                                                   ------------------------
                                                   George V. Grune
                                                   Director

                               POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS that the undersigned in his or her capacity as an officer or director of Chemical Banking Corporation, a Delaware corporation (the "Corporation"), hereby constitutes and appoints WALTER V. SHIPLEY, EDWARD D. MILLER, WILLIAM B. HARRISON JR., PETER J. TOBIN, DINA DUBLON AND JOHN B. WYNNE, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with the power to act with or without the others and with full power of substitution and resubstitution, for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder in connection with the registration under the Act of equity securities of the Corporation pursuant to resolutions adopted by the Board of Directors of the Corporation on August 27, 1995, authorizing the preparation and filing of Registration Statements, on Form S-4 and/or such other Form or Forms as shall be appropriate, for the registration under the Act of equity securities of the Corporation issuable pursuant to the Agreement and Plan of Merger, dated as of August 27, 1995, between the Corporation and The Chase Manhattan Corporation, a Delaware Corporation, as the same may be amended, including without limiting the generality of the foregoing, power and authority to sign each or any such registration statement, including without limitation, the prospectuses and prospectus supplements contained therein, and any and all amendments, including post-effective amendments, and exhibits thereto (collectively, the "Registration Statement") to be filed with the Commission, and to sign any and all instruments or documents to be filed as a part of or in connection with said Registration Statement, whether such instruments or documents are filed before or after the effective date of such Registration Statement, to file such Registration Statement so signed, together with any and all instruments or documents to be filed as a part of or in connection with such Registration Statement, with the Commission, to appear before the Commission in connection with any matter relating to such Registration Statement; and to do any and all acts and all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Act and the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Commission thereunder, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of each undersigned director or officer in such capacity, to any application, report, instrument, certificate, form or other documents, and any and all supplements and amendments thereto, to be filed on behalf of said Corporation with the Commission, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done as he or she might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 17th day of October 1995.


                                                   /s/ William B. Harrison, Jr.
                                                   ----------------------------
                                                   William B. Harrison, Jr.
                                                   Vice Chairman and Director

                               POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS that the undersigned in his or her capacity as an officer or director of Chemical Banking Corporation, a Delaware corporation (the "Corporation"), hereby constitutes and appoints WALTER V. SHIPLEY, EDWARD D. MILLER, WILLIAM B. HARRISON JR., PETER J. TOBIN, DINA DUBLON AND JOHN B. WYNNE, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with the power to act with or without the others and with full power of substitution and resubstitution, for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder in connection with the registration under the Act of equity securities of the Corporation pursuant to resolutions adopted by the Board of Directors of the Corporation on August 27, 1995, authorizing the preparation and filing of Registration Statements, on Form S-4 and/or such other Form or Forms as shall be appropriate, for the registration under the Act of equity securities of the Corporation issuable pursuant to the Agreement and Plan of Merger, dated as of August 27, 1995, between the Corporation and The Chase Manhattan Corporation, a Delaware Corporation, as the same may be amended, including without limiting the generality of the foregoing, power and authority to sign each or any such registration statement, including without limitation, the prospectuses and prospectus supplements contained therein, and any and all amendments, including post-effective amendments, and exhibits thereto (collectively, the "Registration Statement") to be filed with the Commission, and to sign any and all instruments or documents to be filed as a part of or in connection with said Registration Statement, whether such instruments or documents are filed before or after the effective date of such Registration Statement, to file such Registration Statement so signed, together with any and all instruments or documents to be filed as a part of or in connection with such Registration Statement, with the Commission, to appear before the Commission in connection with any matter relating to such Registration Statement; and to do any and all acts and all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Act and the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Commission thereunder, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of each undersigned director or officer in such capacity, to any application, report, instrument, certificate, form or other documents, and any and all supplements and amendments thereto, to be filed on behalf of said Corporation with the Commission, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done as he or she might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 17th day of October 1995.


                                                   /s/ Harold S. Hook
                                                   ------------------------
                                                   Harold S. Hook
                                                   Director

                               POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS that the undersigned in his or her capacity as an officer or director of Chemical Banking Corporation, a Delaware corporation (the "Corporation"), hereby constitutes and appoints WALTER V. SHIPLEY, EDWARD D. MILLER, WILLIAM B. HARRISON JR., PETER J. TOBIN, DINA DUBLON AND JOHN B. WYNNE, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with the power to act with or without the others and with full power of substitution and resubstitution, for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder in connection with the registration under the Act of equity securities of the Corporation pursuant to resolutions adopted by the Board of Directors of the Corporation on August 27, 1995, authorizing the preparation and filing of Registration Statements, on Form S-4 and/or such other Form or Forms as shall be appropriate, for the registration under the Act of equity securities of the Corporation issuable pursuant to the Agreement and Plan of Merger, dated as of August 27, 1995, between the Corporation and The Chase Manhattan Corporation, a Delaware Corporation, as the same may be amended, including without limiting the generality of the foregoing, power and authority to sign each or any such registration statement, including without limitation, the prospectuses and prospectus supplements contained therein, and any and all amendments, including post-effective amendments, and exhibits thereto (collectively, the "Registration Statement") to be filed with the Commission, and to sign any and all instruments or documents to be filed as a part of or in connection with said Registration Statement, whether such instruments or documents are filed before or after the effective date of such Registration Statement, to file such Registration Statement so signed, together with any and all instruments or documents to be filed as a part of or in connection with such Registration Statement, with the Commission, to appear before the Commission in connection with any matter relating to such Registration Statement; and to do any and all acts and all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Act and the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Commission thereunder, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of each undersigned director or officer in such capacity, to any application, report, instrument, certificate, form or other documents, and any and all supplements and amendments thereto, to be filed on behalf of said Corporation with the Commission, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done as he or she might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 17th day of October 1995.


                                                   /s/ Helene L. Kaplan
                                                   ------------------------
                                                   Helene L. Kaplan
                                                   Director

                               POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS that the undersigned in his or her capacity as an officer or director of Chemical Banking Corporation, a Delaware corporation (the "Corporation"), hereby constitutes and appoints WALTER V. SHIPLEY, EDWARD D. MILLER, WILLIAM B. HARRISON JR., PETER J. TOBIN, DINA DUBLON AND JOHN B. WYNNE, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with the power to act with or without the others and with full power of substitution and resubstitution, for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder in connection with the registration under the Act of equity securities of the Corporation pursuant to resolutions adopted by the Board of Directors of the Corporation on August 27, 1995, authorizing the preparation and filing of Registration Statements, on Form S-4 and/or such other Form or Forms as shall be appropriate, for the registration under the Act of equity securities of the Corporation issuable pursuant to the Agreement and Plan of Merger, dated as of August 27, 1995, between the Corporation and The Chase Manhattan Corporation, a Delaware Corporation, as the same may be amended, including without limiting the generality of the foregoing, power and authority to sign each or any such registration statement, including without limitation, the prospectuses and prospectus supplements contained therein, and any and all amendments, including post-effective amendments, and exhibits thereto (collectively, the "Registration Statement") to be filed with the Commission, and to sign any and all instruments or documents to be filed as a part of or in connection with said Registration Statement, whether such instruments or documents are filed before or after the effective date of such Registration Statement, to file such Registration Statement so signed, together with any and all instruments or documents to be filed as a part of or in connection with such Registration Statement, with the Commission, to appear before the Commission in connection with any matter relating to such Registration Statement; and to do any and all acts and all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Act and the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Commission thereunder, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of each undersigned director or officer in such capacity, to any application, report, instrument, certificate, form or other documents, and any and all supplements and amendments thereto, to be filed on behalf of said Corporation with the Commission, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done as he or she might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 17th day of October 1995.


                                                   /s/ J. Bruce Llewellyn
                                                   ------------------------
                                                   J. Bruce Llewellyn
                                                   Director

                               POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS that the undersigned in his or her capacity as an officer or director of Chemical Banking Corporation, a Delaware corporation (the "Corporation"), hereby constitutes and appoints WALTER V. SHIPLEY, EDWARD D. MILLER, WILLIAM B. HARRISON JR., PETER J. TOBIN, DINA DUBLON AND JOHN B. WYNNE, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with the power to act with or without the others and with full power of substitution and resubstitution, for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder in connection with the registration under the Act of equity securities of the Corporation pursuant to resolutions adopted by the Board of Directors of the Corporation on August 27, 1995, authorizing the preparation and filing of Registration Statements, on Form S-4 and/or such other Form or Forms as shall be appropriate, for the registration under the Act of equity securities of the Corporation issuable pursuant to the Agreement and Plan of Merger, dated as of August 27, 1995, between the Corporation and The Chase Manhattan Corporation, a Delaware Corporation, as the same may be amended, including without limiting the generality of the foregoing, power and authority to sign each or any such registration statement, including without limitation, the prospectuses and prospectus supplements contained therein, and any and all amendments, including post-effective amendments, and exhibits thereto (collectively, the "Registration Statement") to be filed with the Commission, and to sign any and all instruments or documents to be filed as a part of or in connection with said Registration Statement, whether such instruments or documents are filed before or after the effective date of such Registration Statement, to file such Registration Statement so signed, together with any and all instruments or documents to be filed as a part of or in connection with such Registration Statement, with the Commission, to appear before the Commission in connection with any matter relating to such Registration Statement; and to do any and all acts and all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Act and the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Commission thereunder, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of each undersigned director or officer in such capacity, to any application, report, instrument, certificate, form or other documents, and any and all supplements and amendments thereto, to be filed on behalf of said Corporation with the Commission, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done as he or she might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 17th day of October 1995.


                                                   /s/ John P. Mascotte
                                                   ------------------------
                                                   John P. Mascotte
                                                   Director

                               POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS that the undersigned in his or her capacity as an officer or director of Chemical Banking Corporation, a Delaware corporation (the "Corporation"), hereby constitutes and appoints WALTER V. SHIPLEY, EDWARD D. MILLER, WILLIAM B. HARRISON JR., PETER J. TOBIN, DINA DUBLON AND JOHN B. WYNNE, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with the power to act with or without the others and with full power of substitution and resubstitution, for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder in connection with the registration under the Act of equity securities of the Corporation pursuant to resolutions adopted by the Board of Directors of the Corporation on August 27, 1995, authorizing the preparation and filing of Registration Statements, on Form S-4 and/or such other Form or Forms as shall be appropriate, for the registration under the Act of equity securities of the Corporation issuable pursuant to the Agreement and Plan of Merger, dated as of August 27, 1995, between the Corporation and The Chase Manhattan Corporation, a Delaware Corporation, as the same may be amended, including without limiting the generality of the foregoing, power and authority to sign each or any such registration statement, including without limitation, the prospectuses and prospectus supplements contained therein, and any and all amendments, including post-effective amendments, and exhibits thereto (collectively, the "Registration Statement") to be filed with the Commission, and to sign any and all instruments or documents to be filed as a part of or in connection with said Registration Statement, whether such instruments or documents are filed before or after the effective date of such Registration Statement, to file such Registration Statement so signed, together with any and all instruments or documents to be filed as a part of or in connection with such Registration Statement, with the Commission, to appear before the Commission in connection with any matter relating to such Registration Statement; and to do any and all acts and all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Act and the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Commission thereunder, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of each undersigned director or officer in such capacity, to any application, report, instrument, certificate, form or other documents, and any and all supplements and amendments thereto, to be filed on behalf of said Corporation with the Commission, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done as he or she might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 17th day of October 1995.


                                                   /s/ John F. McGillicuddy
                                                   ------------------------
                                                   John F. McGillicuddy
                                                   Director

                               POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS that the undersigned in his or her capacity as an officer or director of Chemical Banking Corporation, a Delaware corporation (the "Corporation"), hereby constitutes and appoints WALTER V. SHIPLEY, EDWARD D. MILLER, WILLIAM B. HARRISON JR., PETER J. TOBIN, DINA DUBLON AND JOHN B. WYNNE, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with the power to act with or without the others and with full power of substitution and resubstitution, for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder in connection with the registration under the Act of equity securities of the Corporation pursuant to resolutions adopted by the Board of Directors of the Corporation on August 27, 1995, authorizing the preparation and filing of Registration Statements, on Form S-4 and/or such other Form or Forms as shall be appropriate, for the registration under the Act of equity securities of the Corporation issuable pursuant to the Agreement and Plan of Merger, dated as of August 27, 1995, between the Corporation and The Chase Manhattan Corporation, a Delaware Corporation, as the same may be amended, including without limiting the generality of the foregoing, power and authority to sign each or any such registration statement, including without limitation, the prospectuses and prospectus supplements contained therein, and any and all amendments, including post-effective amendments, and exhibits thereto (collectively, the "Registration Statement") to be filed with the Commission, and to sign any and all instruments or documents to be filed as a part of or in connection with said Registration Statement, whether such instruments or documents are filed before or after the effective date of such Registration Statement, to file such Registration Statement so signed, together with any and all instruments or documents to be filed as a part of or in connection with such Registration Statement, with the Commission, to appear before the Commission in connection with any matter relating to such Registration Statement; and to do any and all acts and all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Act and the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Commission thereunder, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of each undersigned director or officer in such capacity, to any application, report, instrument, certificate, form or other documents, and any and all supplements and amendments thereto, to be filed on behalf of said Corporation with the Commission, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done as he or she might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 17th day of October 1995.


                                                   /s/ Edward D. Miller
                                                   ------------------------
                                                   Edward D. Miller
                                                   President and Director

                               POWER OF ATTORNEY
                               -----------------

        KNOW ALL MEN BY THESE PRESENTS that the undersigned in his or her capacity as an officer or director of Chemical Banking Corporation, a Delaware corporation (the "Corporation"), hereby constitutes and appoints WALTER V. SHIPLEY, EDWARD D. MILLER, WILLIAM B. HARRISON JR., PETER J. TOBIN, DINA DUBLON AND JOHN B. WYNNE, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with the power to act with or without the others and with full power of substitution and resubstitution, for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder in connection with the registration under the Act of equity securities of the Corporation pursuant to resolutions adopted by the Board of Directors of the Corporation on August 27, 1995, authorizing the preparation and filing of Registration Statements, on Form S-4 and/or such other Form or Forms as shall be appropriate, for the registration under the Act of equity securities of the Corporation issuable pursuant to the Agreement and Plan of Merger, dated as of August 27, 1995, between the Corporation and The Chase Manhattan Corporation, a Delaware Corporation, as the same may be amended, including without limiting the generality of the foregoing, power and authority to sign each or any such registration statement, including without limitation, the prospectuses and prospectus supplements contained therein, and any and all amendments, including post-effective amendments, and exhibits thereto (collectively, the "Registration Statement") to be filed with the Commission, and to sign any and all instruments or documents to be filed as a part of or in connection with said Registration Statement, whether such instruments or documents are filed before or after the effective date of such Registration Statement, to file such Registration Statement so signed, together with any and all instruments or documents to be filed as a part of or in connection with such Registration Statement, with the Commission, to appear before the Commission in connection with any matter relating to such Registration Statement; and to do any and all acts and all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Act and the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Commission thereunder, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of each undersigned director or officer in such capacity, to any application, report, instrument, certificate, form or other documents, and any and all supplements and amendments thereto, to be filed on behalf of said Corporation with the Commission, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done as he or she might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 17th day of October 1995.


                                                /s/ Joseph L. Sclafani
                                                ------------------------
                                                Joseph L. Sclafani
                                                Controller
                                                (Principal Accounting Officer)

                               POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS that the undersigned in his or her capacity as an officer or director of Chemical Banking Corporation, a Delaware corporation (the "Corporation"), hereby constitutes and appoints WALTER V. SHIPLEY, EDWARD D. MILLER, WILLIAM B. HARRISON JR., PETER J. TOBIN, DINA DUBLON AND JOHN B. WYNNE, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with the power to act with or without the others and with full power of substitution and resubstitution, for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder in connection with the registration under the Act of equity securities of the Corporation pursuant to resolutions adopted by the Board of Directors of the Corporation on August 27, 1995, authorizing the preparation and filing of Registration Statements, on Form S-4 and/or such other Form or Forms as shall be appropriate, for the registration under the Act of equity securities of the Corporation issuable pursuant to the Agreement and Plan of Merger, dated as of August 27, 1995, between the Corporation and The Chase Manhattan Corporation, a Delaware Corporation, as the same may be amended, including without limiting the generality of the foregoing, power and authority to sign each or any such registration statement, including without limitation, the prospectuses and prospectus supplements contained therein, and any and all amendments, including post-effective amendments, and exhibits thereto (collectively, the "Registration Statement") to be filed with the Commission, and to sign any and all instruments or documents to be filed as a part of or in connection with said Registration Statement, whether such instruments or documents are filed before or after the effective date of such Registration Statement, to file such Registration Statement so signed, together with any and all instruments or documents to be filed as a part of or in connection with such Registration Statement, with the Commission, to appear before the Commission in connection with any matter relating to such Registration Statement; and to do any and all acts and all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Act and the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Commission thereunder, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of each undersigned director or officer in such capacity, to any application, report, instrument, certificate, form or other documents, and any and all supplements and amendments thereto, to be filed on behalf of said Corporation with the Commission, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done as he or she might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 17th day of October 1995.


                                                   /s/ Walter V. Shipley
                                                   ------------------------
                                                   Walter V. Shipley
                                                   Chairman, Chief Executive
                                                   Officer and Director

                               POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS that the undersigned in his or her capacity as an officer or director of Chemical Banking Corporation, a Delaware corporation (the "Corporation"), hereby constitutes and appoints WALTER V. SHIPLEY, EDWARD D. MILLER, WILLIAM B. HARRISON JR., PETER J. TOBIN, DINA DUBLON AND JOHN B. WYNNE, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with the power to act with or without the others and with full power of substitution and resubstitution, for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder in connection with the registration under the Act of equity securities of the Corporation pursuant to resolutions adopted by the Board of Directors of the Corporation on August 27, 1995, authorizing the preparation and filing of Registration Statements, on Form S-4 and/or such other Form or Forms as shall be appropriate, for the registration under the Act of equity securities of the Corporation issuable pursuant to the Agreement and Plan of Merger, dated as of August 27, 1995, between the Corporation and The Chase Manhattan Corporation, a Delaware Corporation, as the same may be amended, including without limiting the generality of the foregoing, power and authority to sign each or any such registration statement, including without limitation, the prospectuses and prospectus supplements contained therein, and any and all amendments, including post-effective amendments, and exhibits thereto (collectively, the "Registration Statement") to be filed with the Commission, and to sign any and all instruments or documents to be filed as a part of or in connection with said Registration Statement, whether such instruments or documents are filed before or after the effective date of such Registration Statement, to file such Registration Statement so signed, together with any and all instruments or documents to be filed as a part of or in connection with such Registration Statement, with the Commission, to appear before the Commission in connection with any matter relating to such Registration Statement; and to do any and all acts and all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Act and the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Commission thereunder, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of each undersigned director or officer in such capacity, to any application, report, instrument, certificate, form or other documents, and any and all supplements and amendments thereto, to be filed on behalf of said Corporation with the Commission, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done as he or she might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 17th day of October 1995.


                                                   /s/ Andrew C. Sigler
                                                   ------------------------
                                                   Andrew C. Sigler
                                                   Director

                               POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS that the undersigned in his or her capacity as an officer or director of Chemical Banking Corporation, a Delaware corporation (the "Corporation"), hereby constitutes and appoints WALTER V. SHIPLEY, EDWARD D. MILLER, WILLIAM B. HARRISON JR., PETER J. TOBIN, DINA DUBLON AND JOHN B. WYNNE, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with the power to act with or without the others and with full power of substitution and resubstitution, for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder in connection with the registration under the Act of equity securities of the Corporation pursuant to resolutions adopted by the Board of Directors of the Corporation on August 27, 1995, authorizing the preparation and filing of Registration Statements, on Form S-4 and/or such other Form or Forms as shall be appropriate, for the registration under the Act of equity securities of the Corporation issuable pursuant to the Agreement and Plan of Merger, dated as of August 27, 1995, between the Corporation and The Chase Manhattan Corporation, a Delaware Corporation, as the same may be amended, including without limiting the generality of the foregoing, power and authority to sign each or any such registration statement, including without limitation, the prospectuses and prospectus supplements contained therein, and any and all amendments, including post-effective amendments, and exhibits thereto (collectively, the "Registration Statement") to be filed with the Commission, and to sign any and all instruments or documents to be filed as a part of or in connection with said Registration Statement, whether such instruments or documents are filed before or after the effective date of such Registration Statement, to file such Registration Statement so signed, together with any and all instruments or documents to be filed as a part of or in connection with such Registration Statement, with the Commission, to appear before the Commission in connection with any matter relating to such Registration Statement; and to do any and all acts and all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Act and the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Commission thereunder, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of each undersigned director or officer in such capacity, to any application, report, instrument, certificate, form or other documents, and any and all supplements and amendments thereto, to be filed on behalf of said Corporation with the Commission, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done as he or she might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 17th day of October 1995.


                                                   /s/ Michael I. Sovern
                                                   ------------------------
                                                   Michael I. Sovern
                                                   Director

                               POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS that the undersigned in his or her capacity as an officer or director of Chemical Banking Corporation, a Delaware corporation (the "Corporation"), hereby constitutes and appoints WALTER V. SHIPLEY, EDWARD D. MILLER, WILLIAM B. HARRISON JR., PETER J. TOBIN, DINA DUBLON AND JOHN B. WYNNE, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with the power to act with or without the others and with full power of substitution and resubstitution, for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder in connection with the registration under the Act of equity securities of the Corporation pursuant to resolutions adopted by the Board of Directors of the Corporation on August 27, 1995, authorizing the preparation and filing of Registration Statements, on Form S-4 and/or such other Form or Forms as shall be appropriate, for the registration under the Act of equity securities of the Corporation issuable pursuant to the Agreement and Plan of Merger, dated as of August 27, 1995, between the Corporation and The Chase Manhattan Corporation, a Delaware Corporation, as the same may be amended, including without limiting the generality of the foregoing, power and authority to sign each or any such registration statement, including without limitation, the prospectuses and prospectus supplements contained therein, and any and all amendments, including post-effective amendments, and exhibits thereto (collectively, the "Registration Statement") to be filed with the Commission, and to sign any and all instruments or documents to be filed as a part of or in connection with said Registration Statement, whether such instruments or documents are filed before or after the effective date of such Registration Statement, to file such Registration Statement so signed, together with any and all instruments or documents to be filed as a part of or in connection with such Registration Statement, with the Commission, to appear before the Commission in connection with any matter relating to such Registration Statement; and to do any and all acts and all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Act and the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Commission thereunder, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of each undersigned director or officer in such capacity, to any application, report, instrument, certificate, form or other documents, and any and all supplements and amendments thereto, to be filed on behalf of said Corporation with the Commission, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done as he or she might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 17th day of October 1995.


                                                   /s/ John R. Stafford
                                                   ------------------------
                                                   John R. Stafford
                                                   Director

                               POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS that the undersigned in his or her capacity as an officer or director of Chemical Banking Corporation, a Delaware corporation (the "Corporation"), hereby constitutes and appoints WALTER V. SHIPLEY, EDWARD D. MILLER, WILLIAM B. HARRISON JR., PETER J. TOBIN, DINA DUBLON AND JOHN B. WYNNE, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with the power to act with or without the others and with full power of substitution and resubstitution, for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in- fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder in connection with the registration under the Act of equity securities of the Corporation pursuant to resolutions adopted by the Board of Directors of the Corporation on August 27, 1995, authorizing the preparation and filing of Registration Statements, on Form S-4 and/or such other Form or Forms as shall be appropriate, for the registration under the Act of equity securities of the Corporation issuable pursuant to the Agreement and Plan of Merger, dated as of August 27, 1995, between the Corporation and The Chase Manhattan Corporation, a Delaware Corporation, as the same may be amended, including without limiting the generality of the foregoing, power and authority to sign each or any such registration statement, including without limitation, the prospectuses and prospectus supplements contained therein, and any and all amendments, including post-effective amendments, and exhibits thereto (collectively, the "Registration Statement") to be filed with the Commission, and to sign any and all instruments or documents to be filed as a part of or in connection with said Registration Statement, whether such instruments or documents are filed before or after the effective date of such Registration Statement, to file such Registration Statement so signed, together with any and all instruments or documents to be filed as a part of or in connection with such Registration Statement, with the Commission, to appear before the Commission in connection with any matter relating to such Registration Statement; and to do any and all acts and all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Act and the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Commission thereunder, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of each undersigned director or officer in such capacity, to any application, report, instrument, certificate, form or other documents, and any and all supplements and amendments thereto, to be filed on behalf of said Corporation with the Commission, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done as he or she might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 17th day of October 1995.


                                                   /s/ W. Bruce Thomas
                                                   ------------------------
                                                   W. Bruce Thomas
                                                   Director

                               POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS that the undersigned in his or her capacity as an officer or director of Chemical Banking Corporation, a Delaware corporation (the "Corporation"), hereby constitutes and appoints WALTER V. SHIPLEY, EDWARD D. MILLER, WILLIAM B. HARRISON JR., PETER J. TOBIN, DINA DUBLON AND JOHN B. WYNNE, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with the power to act with or without the others and with full power of substitution and resubstitution, for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder in connection with the registration under the Act of equity securities of the Corporation pursuant to resolutions adopted by the Board of Directors of the Corporation on August 27, 1995, authorizing the preparation and filing of Registration Statements, on Form S-4 and/or such other Form or Forms as shall be appropriate, for the registration under the Act of equity securities of the Corporation issuable pursuant to the Agreement and Plan of Merger, dated as of August 27, 1995, between the Corporation and The Chase Manhattan Corporation, a Delaware Corporation, as the same may be amended, including without limiting the generality of the foregoing, power and authority to sign each or any such registration statement, including without limitation, the prospectuses and prospectus supplements contained therein, and any and all amendments, including post-effective amendments, and exhibits thereto (collectively, the "Registration Statement") to be filed with the Commission, and to sign any and all instruments or documents to be filed as a part of or in connection with said Registration Statement, whether such instruments or documents are filed before or after the effective date of such Registration Statement, to file such Registration Statement so signed, together with any and all instruments or documents to be filed as a part of or in connection with such Registration Statement, with the Commission, to appear before the Commission in connection with any matter relating to such Registration Statement; and to do any and all acts and all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Act and the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Commission thereunder, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of each undersigned director or officer in such capacity, to any application, report, instrument, certificate, form or other documents, and any and all supplements and amendments thereto, to be filed on behalf of said Corporation with the Commission, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done as he or she might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 17th day of October 1995.


                                                  /s/ Peter J. Tobin
                                                  ------------------------
                                                  Peter J. Tobin
                                                  Executive Vice President
                                                  and Chief Financial Officer
                                                  (Principal Financial Officer)

                               POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS that the undersigned in his or her capacity as an officer or director of Chemical Banking Corporation, a Delaware corporation (the "Corporation"), hereby constitutes and appoints WALTER V. SHIPLEY, EDWARD D. MILLER, WILLIAM B. HARRISON JR., PETER J. TOBIN, DINA DUBLON AND JOHN B. WYNNE, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with the power to act with or without the others and with full power of substitution and resubstitution, for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder in connection with the registration under the Act of equity securities of the Corporation pursuant to resolutions adopted by the Board of Directors of the Corporation on August 27, 1995, authorizing the preparation and filing of Registration Statements, on Form S-4 and/or such other Form or Forms as shall be appropriate, for the registration under the Act of equity securities of the Corporation issuable pursuant to the Agreement and Plan of Merger, dated as of August 27, 1995, between the Corporation and The Chase Manhattan Corporation, a Delaware Corporation, as the same may be amended, including without limiting the generality of the foregoing, power and authority to sign each or any such registration statement, including without limitation, the prospectuses and prospectus supplements contained therein, and any and all amendments, including post-effective amendments, and exhibits thereto (collectively, the "Registration Statement") to be filed with the Commission, and to sign any and all instruments or documents to be filed as a part of or in connection with said Registration Statement, whether such instruments or documents are filed before or after the effective date of such Registration Statement, to file such Registration Statement so signed, together with any and all instruments or documents to be filed as a part of or in connection with such Registration Statement, with the Commission, to appear before the Commission in connection with any matter relating to such Registration Statement; and to do any and all acts and all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Act and the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Commission thereunder, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of each undersigned director or officer in such capacity, to any application, report, instrument, certificate, form or other documents, and any and all supplements and amendments thereto, to be filed on behalf of said Corporation with the Commission, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done as he or she might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 17th day of October 1995.


                                                   /s/ Marina v.N. Whitman
                                                   ------------------------
                                                   Marina v.N. Whitman
                                                   Director

                               POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS that the undersigned in his or her capacity as an officer or director of Chemical Banking Corporation, a Delaware corporation (the "Corporation"), hereby constitutes and appoints WALTER V. SHIPLEY, EDWARD D. MILLER, WILLIAM B. HARRISON JR., PETER J. TOBIN, DINA DUBLON AND JOHN B. WYNNE, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with the power to act with or without the others and with full power of substitution and resubstitution, for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder in connection with the registration under the Act of equity securities of the Corporation pursuant to resolutions adopted by the Board of Directors of the Corporation on August 27, 1995, authorizing the preparation and filing of Registration Statements, on Form S-4 and/or such other Form or Forms as shall be appropriate, for the registration under the Act of equity securities of the Corporation issuable pursuant to the Agreement and Plan of Merger, dated as of August 27, 1995, between the Corporation and The Chase Manhattan Corporation, a Delaware Corporation, as the same may be amended, including without limiting the generality of the foregoing, power and authority to sign each or any such registration statement, including without limitation, the prospectuses and prospectus supplements contained therein, and any and all amendments, including post-effective amendments, and exhibits thereto (collectively, the "Registration Statement") to be filed with the Commission, and to sign any and all instruments or documents to be filed as a part of or in connection with said Registration Statement, whether such instruments or documents are filed before or after the effective date of such Registration Statement, to file such Registration Statement so signed, together with any and all instruments or documents to be filed as a part of or in connection with such Registration Statement, with the Commission, to appear before the Commission in connection with any matter relating to such Registration Statement; and to do any and all acts and all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Act and the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Commission thereunder, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of each undersigned director or officer in such capacity, to any application, report, instrument, certificate, form or other documents, and any and all supplements and amendments thereto, to be filed on behalf of said Corporation with the Commission, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done as he or she might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 17th day of October 1995.


                                                   /s/ Richard D. Wood
                                                   ------------------------
                                                   Richard D. Wood
                                                   Director